                         AIM GLOBAL INFRASTRUCTURE FUND
                      A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                    July 8, 2002

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Global Infrastructure Fund with AIM Global Utilities Fund. AIM Global Infrastructure Fund ("Infrastructure Fund") is an investment portfolio of AIM Investment Funds, a Delaware business trust. AIM Global Utilities Fund ("Utilities Fund") is an investment portfolio of AIM Funds Group, a Delaware business trust.

     Infrastructure Fund and Utilities Fund both invest in equity and fixed income securities issued by domestic and foreign companies. Those companies conduct business operations in sectors of the global economy that overlap, and the two funds currently hold many of the same securities. A I M Advisors, Inc. serves as the investment adviser to Infrastructure Fund and Utilities Fund. As discussed in the accompanying document, Utilities Fund has generally provided a better long-term return to its shareholders than Infrastructure Fund, and Utilities Fund's ratio of expenses to net assets are lower than those of Infrastructure Fund. Utilities Fund is significantly larger than Infrastructure Fund, and the combined assets of the two funds should provide a more stable asset base for management of the assets of Infrastructure Fund because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Infrastructure Fund and Utilities Fund. You should review the enclosed materials carefully.

     Shareholders of Infrastructure Fund are being asked to approve an Agreement and Plan of Reorganization by and among AIM Investment Funds, AIM Funds Group, and A I M Advisors, Inc., that will govern the reorganization of Infrastructure Fund into Utilities Fund. After careful consideration, the Board of Trustees of AIM Investment Funds has unanimously approved the proposal and recommends that you vote FOR the proposal.

     If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIM Investment Funds by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM

                                          ROBERT H. GRAHAM
                                          Chairman

                         AIM GLOBAL INFRASTRUCTURE FUND
                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 4, 2002

TO THE SHAREHOLDERS OF AIM GLOBAL INFRASTRUCTURE FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of AIM Investment Funds ("AIF") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on September 4, 2002, at 3:00 p.m., Central Time. At the Special Meeting, shareholders of AIM Global Infrastructure Fund ("Infrastructure Fund"), an investment portfolio of AIF, will be asked to consider the following proposals:

          1. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIF, acting on behalf of Infrastructure Fund, AIM Funds Group ("AFG"), acting on behalf of AIM Global Utilities Fund ("Utilities Fund") and A I M Advisors, Inc. The Agreement provides for the combination of Infrastructure Fund with Utilities Fund (the "Reorganization"). Pursuant to the Agreement, all of the assets of Infrastructure Fund will be transferred to Utilities Fund. Utilities Fund will assume all of the liabilities of Infrastructure Fund, and AFG will issue Class A shares of Utilities Fund to Infrastructure Fund's Class A shareholders, Class B shares of Utilities Fund to Infrastructure Fund's Class B shareholders, and Class C shares of Utilities Fund to Infrastructure Fund's Class C shareholders. The value of each Infrastructure Fund shareholder's account with Utilities Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Infrastructure Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

          2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on June 10, 2002, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF AIF. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AIF OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ CAROL F. RELIHAN

                                          CAROL F. RELIHAN
                                          Senior Vice President and Secretary

July 8, 2002

        AIM GLOBAL INFRASTRUCTURE FUND                      AIM GLOBAL UTILITIES FUND
                A PORTFOLIO OF                                   A PORTFOLIO OF
             AIM INVESTMENT FUNDS                                AIM FUNDS GROUP
               11 GREENWAY PLAZA                                11 GREENWAY PLAZA
                   SUITE 100                                        SUITE 100
           HOUSTON, TEXAS 77046-1173                        HOUSTON, TEXAS 77046-1173
           TOLL FREE: (800) 454-0327                        TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JULY 8, 2002

     This document is being furnished in connection with a special meeting of shareholders of AIM Global Infrastructure Fund ("Infrastructure Fund"), an investment portfolio of AIM Investment Funds ("AIF"), a Delaware business trust, to be held on September 4, 2002 (the "Special Meeting"). At the Special Meeting, the shareholders of Infrastructure Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIF, acting on behalf of Infrastructure Fund, AIM Funds Group ("AFG"), acting on behalf of AIM Global Utilities Fund ("Utilities Fund"), and A I M Advisors, Inc., ("AIM Advisors"). The Agreement provides for the combination of Infrastructure Fund with Utilities Fund (the "Reorganization"). THE BOARD OF TRUSTEES OF AIF HAS UNANIMOUSLY APPROVED THE AGREEMENT AND THE REORGANIZATION AS BEING IN THE BEST INTERESTS OF THE SHAREHOLDERS OF INFRASTRUCTURE FUND.

     Utilities Fund is an investment portfolio of AFG, an open-end, series management investment company. Pursuant to the Agreement, all of the assets of Infrastructure Fund will be transferred to Utilities Fund, Utilities Fund will assume all of the liabilities of Infrastructure Fund, and AFG will issue Class A shares of Utilities Fund to Infrastructure Fund's Class A shareholders, Class B shares of Utilities Fund to Infrastructure Fund's Class B shareholders, and Class C shares of Utilities Fund to Infrastructure Fund's Class C shareholders. The value of each Infrastructure Fund shareholder's account with Utilities Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Infrastructure Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     The investment objective of Utilities Fund differs from the investment objective of Infrastructure Fund. Utilities Fund seeks high total return, while Infrastructure Fund seeks long-term growth of capital. Both funds seek to achieve their investment objective by investing in a portfolio of equity securities and fixed income securities. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of Infrastructure Fund should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Infrastructure Fund, dated March 1, 2002, as supplemented March 5, 2002, May 22, 2002, June 7, 2002 and July 1, 2002, (the "Infrastructure Fund Prospectus"), together with the related Statement of Additional Information also dated March 1, 2002, as supplemented March 5, 2002, June 7, 2002 and July 1, 2002, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of Utilities Fund dated May 1, 2002, as supplemented May 1, 2002 and June 7, 2002, (the "Utilities Fund Prospectus"), and the related Statement of Additional Information dated June 3, 2002, as supplemented June 3, 2002, June 7, 2002, June 28, 2002 and July 1, 2002, have been filed with the SEC and are incorporated by reference herein. A copy of the Utilities Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AIF and AFG. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. Additional information about Infrastructure Fund and Utilities Fund may also be obtained on the internet at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

(AIM LOGO)
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    4
PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................    4
SYNOPSIS....................................................    4
  The Reorganization........................................    4
  Reasons for the Reorganization............................    5
  Comparison of Utilities Fund and Infrastructure Fund......    5
RISK FACTORS................................................    9
  Comparative Risks.........................................    9
  Risks Associated with Utilities Fund......................    9
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............   10
  Investment Objectives of Utilities Fund and Infrastructure
     Fund...................................................   10
  Investment Policies of Utilities Fund.....................   10
  Investment Policies of Infrastructure Fund................   10
  Utilities Fund Portfolio Management.......................   11
  Management's Discussion and Analysis of Performance.......   11
FINANCIAL HIGHLIGHTS........................................   11
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   15
  Terms of the Reorganization...............................   15
  The Reorganization........................................   15
  Board Considerations......................................   15
  Other Terms...............................................   17
  Federal Tax Consequences..................................   17
  Accounting Treatment......................................   19
ADDITIONAL INFORMATION ABOUT UTILITIES FUND AND
  INFRASTRUCTURE FUND.......................................   19
RIGHTS OF SHAREHOLDERS......................................   19
OWNERSHIP OF INFRASTRUCTURE FUND AND UTILITIES FUND
  SHARES....................................................   20
  Significant Holders.......................................   20
  Share Ownership by Executive Officers and Trustees........   21
CAPITALIZATION..............................................   22
LEGAL MATTERS...............................................   23
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   23

APPENDIX I..................................Agreement and Plan of Reorganization

APPENDIX II.........................................Prospectus of Utilities Fund

APPENDIX III.................Utilities Fund Discussion & Analysis of Performance

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks, and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AIF for use at the Special Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on September 4, 2002, at 3:00 p.m., Central Time (such meeting and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Infrastructure Fund at the Special Meeting will constitute a quorum. Approval of the Agreement by Infrastructure Fund requires the affirmative vote of a majority of the shares cast by shareholders of Infrastructure Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AIF. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on June 10, 2002 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 1,288,743.46 Class A shares, 1,144,795.82 Class B shares, and 40,089.40 Class C shares of Infrastructure Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AIF has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. AIF expects to solicit proxies principally by mail, but AIF or GSC may also solicit proxies by telephone, facsimile or personal interview. AIF's officers will not receive any additional or special compensation for any such solicitation. The cost of the Reorganization is expected to be approximately $71,400. Infrastructure Fund and Utilities Fund will each bear their own costs and expenses incurred in connection with the Reorganization.

     AIF intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about July 8, 2002.

                                  PROPOSAL 1:

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of Infrastructure Fund with Utilities Fund. Infrastructure Fund is a portfolio of AIF, a Delaware business trust. Utilities Fund is a portfolio of AFG, a Delaware business trust.

     If shareholders of Infrastructure Fund approve the Agreement and other closing conditions are satisfied, all of the assets of Infrastructure Fund will be transferred to Utilities Fund, Utilities Fund will assume all of the liabilities of Infrastructure Fund, and AFG will issue Class A shares of Utilities Fund to Infrastructure Fund's Class A shareholders, Class B shares of Utilities Fund to Infrastructure Fund's Class B shareholders and Class C shares of Utilities Fund to Infrastructure Fund's Class C shareholders. The shares of Utilities Fund issued in the Reorganization will have an aggregate net asset value equal to the value of Infrastructure Fund's net assets transferred to Utilities Fund. Shareholders will not pay any initial sales charge for shares of Utilities Fund received in connection with the Reorganization. The value of each shareholder's account with Utilities Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Infrastructure Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Infrastructure Fund will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of AIF, including the independent trustees, has determined that the reorganization of Infrastructure Fund into Utilities Fund is in the best interests of Infrastructure Fund and its shareholders and that the interests of the shareholders of Infrastructure Fund will not be diluted as a result of the Reorganization.

     In making its determination, the Board of Trustees noted that the two funds' investment objectives are different. However, both funds invest in equity and debt securities issued by domestic and foreign companies that generally operate in sectors of the global economy that overlap. As a result, the funds currently have similar holdings. The Board of Trustees noted that Utilities Fund has outperformed Infrastructure Fund, providing a better long-term total return to shareholders. The total operating expenses of Utilities Fund, expressed as a percentage of assets, are lower than those of Infrastructure Fund. Utilities Fund is also significantly larger than Infrastructure Fund. Although past performance does not guarantee future results, the combination of better long-term performance and lower expenses should make Utilities Fund a better investment for Infrastructure Fund shareholders.

COMPARISON OF UTILITIES FUND AND INFRASTRUCTURE FUND

  INVESTMENT OBJECTIVE AND POLICIES

     Utilities Fund seeks to achieve high total return by investing, normally, at least 80% of its assets in securities of domestic and foreign public utility companies. Utilities Fund may also invest in non-utility securities, but generally invests in securities of companies that derive revenues from utility-related activities such as providing services, equipment or fuel sources to utilities. Such companies may include those that provide maintenance services to electric, telephone or natural gas utilities; companies that provide energy sources such as coal or uranium; fuel services and equipment companies; companies that provide pollution control for water utilities; and companies that build pipelines or turbines which help produce electricity.

     Infrastructure Fund seeks to achieve long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of domestic and foreign infrastructure companies. Infrastructure Fund considers an "infrastructure company" to be one that (1) derives at least 50% of its revenues or earnings from infrastructure activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, develop, or provide products and services significant to a country's infrastructure (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas, and coal exploration). The fund may invest up to 35% of its assets in debt securities issued by infrastructure companies, and up to 20% of its assets in equity and debt securities of other companies the portfolio managers believe will benefit from development in the infrastructure industry.

  INVESTMENT ADVISORY SERVICES

     AIM Advisors serves as investment adviser to both Infrastructure Fund and Utilities Fund.

  PERFORMANCE

     Average annual total returns for the periods indicated for Class A shares of Utilities Fund and Infrastructure Fund, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                                         UTILITIES FUND   INFRASTRUCTURE FUND
                                                         CLASS A SHARES     CLASS A SHARES
                                                         --------------   -------------------
1 Year Ended December 31, 2001.........................      (32.28)%           (41.44)%
5 Years Ended December 31, 2001........................        4.91%             (5.20)%
10 Years Ended December 31, 2001 or Since Inception*...        7.11%              0.34%

---------------

* Inception date for Infrastructure Fund Class A shares is May 31, 1994.

  EXPENSES

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended October 31, 2001, for the Class A, Class B and Class C shares of Infrastructure Fund and for the fiscal year ended December 31, 2001, for the Class A, Class B and Class C shares of Utilities Fund are shown below. Pro forma estimated Expense Ratios of Utilities Fund giving effect to the Reorganization are also provided.

                                                                                                 UTILITIES FUND
                                   INFRASTRUCTURE FUND             UTILITIES FUND              PRO FORMA ESTIMATED
                               ---------------------------   ---------------------------   ---------------------------
                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                               SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                               -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum sales load imposed on
  purchase of shares (as a
  percentage of offering
  price).....................   4.75%     None      None      5.50%     None      None      5.50%     None      None
Deferred Sales Load (as a
  percentage of original
  purchase price or
  redemption proceeds, as
  applicable)................   None(1)   5.00%     1.00%     None(1)   5.00%     1.00%     None(1)   5.00%     1.00%
ANNUAL OPERATING EXPENSES (AS
  A % OF NET ASSETS)
Management fees..............   0.98%     0.98%     0.98%     0.56%     0.56%     0.56%     0.55%     0.55%     0.55%
Distribution and/or Service
  (12b-1) Fees...............   0.50%     1.00%     1.00%     0.25%     1.00%     1.00%     0.25%     1.00%     1.00%
Other expenses...............   0.93%     0.93%     0.93%     0.32%(2)  0.32%(2)  0.32%(2)  0.34%(2)  0.34%(2)  0.34%(2)
                                ----      ----      ----      ----      ----      ----      ----      ----      ----
        Total fund operating
          expenses(3)........   2.41%(4)  2.91%(4)  2.91%(4)  1.13%     1.88%     1.88%     1.14%(5)  1.89%(5)  1.89%(5)

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge ("CDSC") at the time of redemption.

(2) Other Expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

(4) AIM has agreed to limit, voluntarily, Total Annual Fund Operating Expenses of Infrastructure Fund (excluding interest, taxes, dividend expenses on short sales, merger transaction costs, extraordinary items and increases due to expense offset arrangements, if any) on Class A, Class B, and Class C shares to 2.00%, 2.50%, and 2.50%, respectively.

(5) Upon consummation of the Reorganization, AIM has agreed to waive, voluntarily, 0.02% of the management fees it is entitled to receive from Utilities Fund. Total Annual Fund Operating Expenses net of this voluntary arrangement are estimated to be 1.12%, 1.87%, and 1.87% for Class A, Class B, and Class C, respectively.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return.

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
INFRASTRUCTURE FUND
  Class A shares(1).........................................  $708   $1,191   $1,699   $3,091
  Class B shares:
     Assuming complete redemption at end of period(2).......  $794   $1,201   $1,733   $3,115
     Assuming no redemption.................................  $294   $  901   $1,533   $3,115
  Class C shares:
     Assuming complete redemption at end of period(2).......  $394   $  901   $1,533   $3,233
     Assuming no redemption.................................  $294   $  901   $1,533   $3,233
UTILITIES FUND
  Class A shares(1).........................................  $659   $  889   $1,138   $1,849
  Class B shares:
     Assuming complete redemption at end of period(2).......  $691   $  891   $1,216   $2,005
     Assuming no redemption.................................  $191   $  591   $1,016   $2,005
  Class C shares:
     Assuming complete redemption at end of period(2).......  $291   $  591   $1,016   $2,201
     Assuming no redemption.................................  $191   $  591   $1,016   $2,201
COMBINED FUND
  Class A shares(1).........................................  $660   $  892   $1,143   $1,860
  Class B shares:
     Assuming complete redemption at end of period(2).......  $692   $  894   $1,221   $2,016
     Assuming no redemption.................................  $192   $  594   $1,021   $2,016
  Class C shares:
     Assuming complete redemption at end of period(2).......  $292   $  594   $1,021   $2,212
     Assuming no redemption.................................  $192   $  594   $1,021   $2,212

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  SALES CHARGES

     No sales charges are applicable to shares of Utilities Fund received in connection with the Reorganization. The initial sales charge applicable to Class A shares of Utilities Fund is higher than the initial sales charge applicable to Class A shares of Infrastructure Fund. Shareholders of Infrastructure Fund who choose to purchase additional Class A shares of Utilities Fund after the Reorganization will be charged the higher initial sales charge applicable to Class A shares of Utilities Fund.

     Utilities Fund Class A shares, which will be issued to Infrastructure Fund Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 5.50%. Utilities Fund Class B shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Utilities Fund Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     Utilities Fund pays a fee in the amount of 0.25% of the average daily net assets of Class A shares to A I M Distributors, Inc. ("AIM Distributors") for distribution services. Utilities Fund pays AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the Utilities Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     The Class A shares of Infrastructure Fund are sold at net asset value plus an initial sales charge of 4.75%. Infrastructure Fund Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Infrastructure Fund Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     AIM Distributors is entitled to receive from Infrastructure Fund a fee in the amount of 0.50% of average daily net assets of the Class A shares for distribution services. Infrastructure Fund pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

  DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Utilities Fund and Infrastructure Fund are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds(R) of the same class.

  FURTHER INFORMATION

     Additional information concerning Utilities Fund is contained in this Proxy Statement/Prospectus and in the current prospectus for Utilities Fund that is attached hereto as Appendix II. Further information concerning Infrastructure Fund can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for more information on how to obtain further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     Utilities Fund and Infrastructure Fund both invest in debt and equity securities of domestic and foreign companies. Accordingly, many of the risks associated with an investment in Utilities Fund are the same as the risks associated with an investment in Infrastructure Fund.

     However, Utilities Fund and Infrastructure Fund each invest primarily in the securities of issuers engaged in particular industries. As a result, the value of each fund's shares are particularly vulnerable to factors affecting those particular industries. After the reorganization, Utilities Fund will continue to invest primarily in the securities of domestic and foreign utility companies, although it is permitted to hold securities of issuers who are infrastructure companies. The market sector focus of Utilities Fund may make its share price more volatile than that of Infrastructure Fund.

RISKS ASSOCIATED WITH UTILITIES FUND

     There is a risk that you could lose all or a portion of your investment in Utilities Fund and that the income you may receive from the fund may vary. The value of your investment in Utilities Fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

     The value of Utilities Fund's shares are particularly vulnerable to factors affecting the utility company industry, such as substantial economic, operational, competitive, or regulatory changes. Such changes may, among other things, increase compliance costs or the costs of doing business. In addition, increases in fuel, energy and other prices have historically limited the growth potential of utility companies. Because Utilities Fund focuses its investments in the public utility industry, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.

     Because it is non-diversified, Utilities Fund may invest in fewer issuers than if it were a diversified fund. The value of Utilities Fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

     The prices of foreign securities may be further affected by other factors including:

          Currency exchange rates -- The dollar value of Utilities Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

          Political and economic conditions -- The value of Utilities Fund's foreign investments may be adversely affected by political and social instability in other countries and by changes in economic or taxation policies in those countries.

          Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

          Markets -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline.

Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

     Utilities Fund currently participates in the initial public offering (IPO) market, and a significant portion of its returns currently are attributable to its investment in IPOs, which have a magnified impact due to its small asset base. As its assets grow, it is probable that the effect of the fund's investment in IPOs on its total returns will decline.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF UTILITIES FUND AND INFRASTRUCTURE FUND

     The investment objective of Utilities Fund is to achieve high total return. The investment objective of Infrastructure Fund is long-term growth of capital.

INVESTMENT POLICIES OF UTILITIES FUND

     Utilities Fund seeks to meet its investment objective by investing, normally, at least 80% of its assets in securities of domestic and foreign public utility companies. The fund may also invest in non-utility securities, but generally invests in securities of companies that derive revenues from utility-related activities such as providing services, equipment or fuel sources to utilities. Such companies may include those that provide maintenance services to electric, telephone or natural gas utilities; companies that provide energy sources such as coal or uranium; fuel services and equipment companies; companies that provide pollution control for water utilities; and companies that build pipelines or turbines which help produce electricity.

     The fund may invest up to 80% of its total assets in foreign securities, including securities of issuers located in developing countries. Developing countries are those that are in the initial stages of their industrial cycles. The fund normally invests in the securities of companies located in at least four different countries, including the United States. The fund may invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in lower-quality debt securities, i.e., "junk bonds."

     The fund is non-diversified. This means that with respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer. The portfolio managers focus on securities that have favorable prospects for high total return. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

INVESTMENT POLICIES OF INFRASTRUCTURE FUND

     Infrastructure Fund seeks to meet its investment objective by investing, normally, at least 80% of its assets in equity securities of domestic and foreign infrastructure companies. The fund considers an "infrastructure company" to be one that (1) derives at least 50% of its revenues or earnings from infrastructure activities; or (2) devotes at least 50% of its assets to such activities, based on its most recent fiscal year. Such companies include those that design, develop, or provide products and services significant to a country's infrastructure (such as transportation systems, communications equipment and services, nuclear power and other energy sources, water supply, and oil, gas, and coal exploration). The fund may invest up to 35% of its assets in debt securities issued by infrastructure companies, and up to 20% of its assets in equity and debt securities of other companies the portfolio managers believe will benefit from developments in the infrastructure industry.

     The fund normally invests in the securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 20% of its total assets in lower-quality debt securities, i.e., "junk bonds."

UTILITIES FUND PORTFOLIO MANAGEMENT

     AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of Utilities Fund's portfolio are

     - Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the adviser and/or its affiliates since 1992,

     - Claude C. Cody IV, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the adviser and/or its affiliates since 1992,

     - Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the adviser and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was an international fixed-income trader and analyst for Strong Capital Management,

     - Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the adviser and/or its affiliates since 1989, and

     - Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the adviser and/or its affiliates since 1991.

     More information on the fund's management team may be found on our website (http://www.aimfunds.com).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of Utilities Fund for the fiscal year ended December 31, 2001, is set forth in Appendix III to this Proxy
Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Class A, Class B, and Class C share of Utilities Fund outstanding during each of the five fiscal years ended December 31, 1997 through December 31, 2001. This information has been audited by AFG's independent accountants whose unqualified report on the financial statements of Utilities Fund is included in its annual report to shareholders for the fiscal year ended December 31, 2001. Utilities Fund's annual report to shareholders dated December 31, 2001, is available without charge upon request made to AFG at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                         UTILITIES FUND CLASS A SHARES


                                                       YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------
                                      2001(a)          2000(a)    1999(a)      1998       1997
                                      --------         --------   --------   --------   --------
Net asset value, beginning of
  period............................  $  22.45         $  26.08   $  21.01   $  19.26   $  16.01
                                      --------         --------   --------   --------   --------
Income from investment operations:
  Net investment income.............      0.29(b)          0.33       0.38       0.48       0.47
  Net gains (losses) on securities
     (both realized and
     unrealized)....................     (6.63)           (1.00)      6.60       2.53       3.26
                                      --------         --------   --------   --------   --------
          Total from investment
            operations..............     (6.34)           (0.67)      6.98       3.01       3.73
                                      --------         --------   --------   --------   --------
Less distributions:
  Dividends from net investment
     income.........................     (0.29)           (0.28)     (0.35)     (0.46)     (0.47)
  Distributions from net realized
     gains..........................     (0.18)           (2.68)     (1.56)     (0.80)     (0.01)
                                      --------         --------   --------   --------   --------
          Total distributions.......     (0.47)           (2.96)     (1.91)     (1.26)     (0.48)
                                      --------         --------   --------   --------   --------
          Net asset value, end of
            period..................  $  15.64         $  22.45   $  26.08   $  21.01   $  19.26
                                      ========         ========   ========   ========   ========
Total return(c).....................    (28.33)%          (2.54)%    34.15%     16.01%     23.70%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted).......................  $171,432         $267,200   $238,432   $196,665   $179,456
  Ratio of expenses to average net
     assets.........................      1.12%(d)         1.03%      1.10%      1.06%      1.13%
  Ratio of net investment income to
     average net assets.............      1.53%(b)(d)      1.23%      1.69%      2.39%      2.79%
  Portfolio turnover rate...........        19%              52%        37%        38%        26%

---------------

(a)  Calculated using average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.57%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c)  Does not includes sales charges.

(d)  Ratios are based on average daily net assets of $217,585,019.

                         UTILITIES FUND CLASS B SHARES


                                                        YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------
                                        2001(a)         2000(a)    1999(a)      1998      1997
                                        -------         --------   --------   --------   -------
Net asset value, beginning of
  period..............................  $ 22.38         $  26.03   $  20.98   $  19.24   $ 16.01
                                        -------         --------   --------   --------   -------
Income from investment operations:
  Net investment income...............     0.15(b)          0.13       0.21       0.33      0.34
  Net gains (losses) on securities
     (both realized and unrealized)...    (6.60)           (1.01)      6.59       2.53      3.25
                                        -------         --------   --------   --------   -------
          Total from investment
            operations................    (6.45)           (0.88)      6.80       2.86      3.59
                                        -------         --------   --------   --------   -------
Less distributions:
  Dividends from net investment
     income...........................    (0.15)           (0.09)     (0.19)     (0.32)    (0.35)
  Distributions from net realized
     gains............................    (0.18)           (2.68)     (1.56)     (0.80)    (0.01)
                                        -------         --------   --------   --------   -------
          Total distributions.........    (0.33)           (2.77)     (1.75)     (1.12)    (0.36)
                                        -------         --------   --------   --------   -------
          Net asset value, end of
            period....................  $ 15.60         $  22.38   $  26.03   $  20.98   $ 19.24
                                        =======         ========   ========   ========   =======
Total return(c).......................   (28.87)%          (3.28)%    33.16%     15.14%    22.74%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted).........................  $94,615         $160,820   $142,632   $111,866   $94,227
  Ratio of expenses to average net
     assets...........................     1.88%(d)         1.80%      1.84%      1.81%     1.91%
  Ratio of net investment income to
     average net assets...............     0.78%(b)(d)      0.46%      0.95%      1.64%     2.01%
  Portfolio turnover rate.............       19%              52%        37%        38%       26%

---------------

(a)  Calculated using average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c)  Does not include contingent deferred sales charges.

(d)  Ratios are based on average daily net assets of $130,913,088.

                         UTILITIES FUND CLASS C SHARES


                                                                                       AUGUST 4,
                                                                                         1997
                                                                                      (DATE SALES
                                                  YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                         ------------------------------------------   DECEMBER 31,
                                         2001(a)         2000(a)   1999(a)    1998        1997
                                         -------         -------   -------   ------   -------------
Net asset value, beginning of period...  $ 22.37         $ 26.02   $20.97    $19.24      $17.67
                                         -------         -------   ------    ------      ------
Income from investment operations:
  Net investment income................     0.15(b)         0.13     0.21      0.33        0.13
  Net gains (losses) on securities
     (both realized and unrealized)....    (6.60)          (1.01)    6.59      2.52        1.58
                                         -------         -------   ------    ------      ------
          Total from investment
            operations.................    (6.45)          (0.88)    6.80      2.85        1.71
                                         -------         -------   ------    ------      ------
Less distributions:
  Dividends from net investment
     income............................    (0.15)          (0.09)   (0.19)    (0.32)      (0.13)
  Distributions from net realized
     gains.............................    (0.18)          (2.68)   (1.56)    (0.80)      (0.01)
                                         -------         -------   ------    ------      ------
          Total distributions..........    (0.33)          (2.77)   (1.75)    (1.12)      (0.14)
                                         -------         -------   ------    ------      ------
          Net asset value, end of
            period.....................  $ 15.59         $ 22.37   $26.02    $20.97      $19.24
                                         =======         =======   ======    ======      ======
Total return(c)........................   (28.88)%         (3.28)%  33.18%    15.09%       9.74%
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)..........................  $11,679         $17,727   $6,702    $2,994      $1,183
  Ratio of expenses to average net
     assets............................     1.88%(d)        1.80%    1.84%     1.81%       1.90%(e)
  Ratio of net investment income to
     average net assets................     0.78%(b)(d)     0.46%    0.95%     1.64%       2.02%(e)
  Portfolio turnover rate..............       19%             52%      37%       38%         26%

---------------

(a)  Calculated using average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $15,035,993.

(e)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Utilities Fund will acquire all of the assets of Infrastructure Fund in exchange for shares of Utilities Fund and the assumption by Utilities Fund of the liabilities of Infrastructure Fund. Consummation of the Reorganization (the "Closing") is expected to occur on September 23, 2002, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 20, 2002.

     At the Effective Time, all of the assets of Infrastructure Fund shall be delivered to the Custodian for the account of Utilities Fund in exchange for the assumption by Utilities Fund of all of the liabilities of any kind of Infrastructure Fund and delivery by AFG directly to (i) Infrastructure Fund Class A shareholders of a number of Utilities Fund Class A shares and to (ii) Infrastructure Fund Class B shareholders of a number of Utilities Fund Class B shares and to (iii) Infrastructure Fund Class C shareholders of a number of Utilities Fund Class C shares, having an aggregate net asset value equal to the net value of the assets of Infrastructure Fund transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of AIF has determined that the Reorganization of Infrastructure Fund is in the best interests of the shareholders of Infrastructure Fund and will not dilute the interests of Infrastructure Fund's shareholders. The Board of Trustees recommends approval of the Agreement by the shareholders of Infrastructure Fund at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on May 14-15, 2002, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Infrastructure Fund into Utilities Fund. The Trustees received from AIM Advisors written materials that contained information concerning Infrastructure Fund and Utilities Fund, including comparative total return and fee and expense information, a comparison of the investment objectives of Infrastructure Fund and Utilities Fund and pro forma expense ratios of Utilities Fund. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization as well as the de minimis nature of the costs of the Reorganization.

     In considering the Reorganization, the Board of Trustees noted that Infrastructure Fund and Utilities Fund have different investment objectives. However, both funds invest in equity and fixed income securities to achieve their investment objectives and the companies in which the funds invest generally operate in sectors of the global economy that overlap. As a result, as of December 31, 2001, 65% of the securities held in Infrastructure Fund are also held in Utilities Fund.

     Utilities Fund is significantly larger than Infrastructure Fund. It had total net assets at February 28, 2002, of approximately $249 million, compared with total net assets for Infrastructure Fund of approximately $19 million. Infrastructure Fund experienced net redemptions of its shares in the amount of approximately $5 million during the twelve month period ended December 31, 2001. The combined assets of the two funds involved in the reorganization should provide a more stable base for management of the assets of Infrastructure Fund because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund.

     The Board of Trustees considered the performance of Infrastructure Fund in relation to the performance of Utilities Fund, noting that Utilities Fund has generally provided a higher long-term total return to its shareholders. As of December 2001, the Lipper Inc. rankings for Utilities Fund and Infrastructure Fund were as follows:

                                  LIPPER RANK
                                (PERCENTILE)(1)

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Utilities Fund(2)...................................    84%      58%       72%        74%
Infrastructure Fund(3)..............................    98%      98%       98%       N/A

---------------

(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2) Lipper places Utilities Fund in the Utilities category.

(3) Lipper places Infrastructure Fund in the Global Funds category.

     The Board considered the operating expenses incurred by the two funds. The total operating expenses of Infrastructure Fund, expressed as a percentage of average daily net assets, are higher than the total operating expenses of Utilities Fund. AIM Advisors reported to the Board of Trustees that it intends to waive, voluntarily, 0.02% of the advisory fees it is entitled to receive from Utilities Fund upon the consummation of the Reorganization. As a result, on a pro forma basis, the total operating expense ratios for Utilities Fund Class A shares, Class B shares and Class C shares are expected to be approximately 0.88%, 0.63% and 0.63% lower than the total operating expense ratios for the respective Infrastructure Fund classes of shares, after fee waivers and expense reimbursements.

     AIM Advisors noted that Utilities Fund's better long-term performance and lower expense ratio should make Utilities Fund a better investment for shareholders than Infrastructure Fund.

     The Reorganization may result in reduced revenues for AIM Advisors, since AIM Advisors receives lower management fees on the assets presently held by Utilities Fund. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization.

     In addition, the Board of Trustees noted that no initial sales or other charges would be imposed on any of the shares of Utilities Fund issued to the shareholders of Infrastructure Fund in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Infrastructure Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to Infrastructure Fund and its shareholders.

     Based on the foregoing, and the information presented to it at the meeting on May 14-15, 2002, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Infrastructure Fund and is in the best interest of the Infrastructure Fund shareholders in view of the better performance and lower operating expenses of Utilities Fund. Therefore, the Board of Trustees recommended the approval of the Reorganization by the shareholders of Infrastructure Fund.

     At a meeting of the Board of Trustees of Utilities Fund held on May 14-15, 2002, the Board recommended approval of the Reorganization by the shareholders of Utilities Fund. The Board of Trustees of Utilities Fund noted that AIM has agreed to waive, voluntarily, 0.02% of its advisory fee to offset any potential increase in Utilities Fund's expense ratios attributable to the Reorganization. The Board of Trustees determined that the Reorganization was in the best interests of the shareholders of Utilities Fund and that the Reorganization will not dilute the interests of Utilities Fund's shareholders.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AIF and AFG. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of AIF and AFG has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AIF and AFG pursuant to the Agreement with respect to Infrastructure Fund or Utilities Fund are subject to various conditions, including the following:

     - the assets of Infrastructure Fund to be acquired by Utilities Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Infrastructure Fund immediately prior to the Reorganization;

     - AFG's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of Infrastructure Fund shall have approved the Agreement; and

     - AIF and AFG shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Infrastructure Fund, Utilities Fund or their shareholders.

     Infrastructure Fund and Utilities Fund have agreed to bear their own expenses in connection with the Reorganization.

     The Board of Trustees of AIF may waive without shareholder approval any default by AFG or any failure by AFG to satisfy any of the conditions to AIF's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Infrastructure Fund. The Agreement may be terminated and the Reorganization may be abandoned by either AIF or AFG at any time by mutual agreement of AIF and AFG, or by either party in the event that Infrastructure Fund shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2002.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by Infrastructure Fund upon the transfer of its assets to Utilities Fund;

     - no gain or loss will be recognized by any shareholder of Infrastructure Fund upon the exchange of shares of Infrastructure Fund solely for shares of Utilities Fund;

     - the tax basis of the shares of Utilities Fund to be received by a shareholder of Infrastructure Fund will be the same as the tax basis of the shares of Infrastructure Fund surrendered in exchange therefor;

     - the holding period of the shares of Utilities Fund to be received by a shareholder of Infrastructure Fund will include the holding period for which such shareholder held the shares of Infrastructure Fund exchanged therefor, provided that such shares of Infrastructure Fund are capital assets in the hands of such shareholder as of the Closing;

     - no gain or loss will be recognized by Utilities Fund on the receipt of assets of Infrastructure Fund in exchange for shares of Utilities Fund and Utilities Fund's assumption of Infrastructure Fund's liabilities;

     - the tax basis of the assets of Infrastructure Fund in the hands of Utilities Fund will be the same as the tax basis of such assets in the hands of Infrastructure Fund immediately prior to the Reorganization;

     - Utilities Fund will succeed to and take into account the capital loss carryover and certain other tax attributes of Infrastructure Fund, subject to all relevant conditions and limitations on the use of such tax benefits; and

     - the holding period of the assets of Infrastructure Fund to be received by Utilities Fund will include the holding period of such assets in the hands of Infrastructure Fund immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AIF and AFG as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AIF and AFG upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     - there is no plan or intention by the shareholders of Infrastructure Fund to redeem a number of shares of Utilities Fund received in the Reorganization that would reduce Infrastructure Fund shareholders' ownership of Utilities Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Infrastructure Fund as of the Closing Date;

     - following the Reorganization, Utilities Fund will continue the historic business of Infrastructure Fund (for this purpose "historic business" shall mean the business most recently conducted by Infrastructure Fund which was not entered into in connection with the Reorganization) or use a significant portion of Infrastructure Fund's historic business assets in its business;

     - at the direction of Infrastructure Fund, Utilities Fund will issue directly to each Infrastructure Fund shareholder pro rata the shares of Utilities Fund that Infrastructure Fund constructively receives in the Reorganization and Infrastructure Fund will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

     - Utilities Fund has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that Utilities Fund is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

     - Utilities Fund does not plan or intend to sell or otherwise dispose of any of the assets of Infrastructure Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     - Utilities Fund, Infrastructure Fund and the shareholders of Infrastructure Fund will pay their respective expenses, if any, incurred in connection with the Reorganization;

     - Utilities Fund will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Infrastructure Fund immediately before the Reorganization, including for this purpose any amounts used by Infrastructure Fund to pay its reorganization expenses and all redemptions and distributions made by Infrastructure Fund immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Infrastructure Fund's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

     - Utilities Fund and Infrastructure Fund have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Infrastructure Fund ending on the Closing and the taxable year of Utilities Fund that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF INFRASTRUCTURE FUND. INFRASTRUCTURE FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Utilities Fund of the assets of Infrastructure Fund will be the same as the book cost basis of such assets to Infrastructure Fund.

      ADDITIONAL INFORMATION ABOUT UTILITIES FUND AND INFRASTRUCTURE FUND

     For more information with respect to AFG and Utilities Fund concerning the following topics, please refer to the Utilities Fund Prospectus as indicated:
(i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AFG and Utilities Fund; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AFG and Utilities Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AFG and Utilities Fund; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AFG and Utilities Fund.

     For more information with respect to AIF and Infrastructure Fund concerning the following topics, please refer to the Infrastructure Fund Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and Infrastructure Fund; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AIF and Infrastructure Fund; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AIF and Infrastructure Fund.

                             RIGHTS OF SHAREHOLDERS

     AIF and AFG are both Delaware business trusts. Generally, there will be no material differences between the rights of shareholders under the Agreement and the Declaration of Trust of AIF and the rights of shareholders under the Agreement and the Declaration of Trust of AFG.

           OWNERSHIP OF INFRASTRUCTURE FUND AND UTILITIES FUND SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of June 10, 2002, to the knowledge of AIF, owned 5% or more of any class of the outstanding shares of Infrastructure Fund:

                                                                                   PERCENT OWNED
                                        CLASS OF    NUMBER OF     PERCENT OWNED      OF RECORD
NAME AND ADDRESS                         SHARES    SHARES OWNED    OF RECORD*     AND BENEFICIALLY
----------------                        --------   ------------   -------------   ----------------
Merrill Lynch Pierce Fenner & Smith...  Class A     88,532.12          6.87%            -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner & Smith...  Class C      6,435.89         16.05%            -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

ANTC Cust. Rollover IRA FBO...........  Class C      4,489.05         11.20%            -0-
David L. Neitzel
10012-63 Ave
Pleasant Prairie, WI 53158

Donaldson Lufkin Jenrette Securities
  Corporation Inc. ...................  Class C      2,232.72          5.57%            -0-
P.O. Box 2052
Jersey City, NJ 07303-9998

ANTC Cust. 403(b) Plan................  Class C      2,193.31          5.47%            -0-
CUNY FBO
Hershey Harry Friedman
1367 57th St
Brooklyn, NY 11219

---------------

* AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of June 10, 2002, to the knowledge of AFG, owned 5% or more of any class of the outstanding shares of Utilities Fund:

                                                                                  PERCENT OWNED
                                       CLASS OF    NUMBER OF     PERCENT OWNED      OF RECORD
NAME AND ADDRESS                        SHARES    SHARES OWNED    OF RECORD*     AND BENEFICIALLY
----------------                       --------   ------------   -------------   ----------------
Charles Schwab & Co. Inc.............  Class A    1,602,778.43       15.59%            -0-
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104

Merrill Lynch Pierce Fenner &
  Smith..............................  Class B      242,330.01        5.05%            -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner &
  Smith..............................  Class C       74,432.51       11.44%            -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

---------------

* AFG has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND TRUSTEES

     To the best of the knowledge of AFG, the ownership of shares of Utilities Fund by executive officers and trustees of AFG as a group constituted less than 1% of the outstanding shares of each class of such fund as of June 10, 2002. To the best of the knowledge of AIF, the ownership of shares of Infrastructure Fund by executive officers or trustees of AIF as a group constituted less than 1% of the outstanding shares of each class of such fund as of June 10, 2002.

                                 CAPITALIZATION

     The following table sets forth as of December 31, 2001, (i) the capitalization of Infrastructure Fund Class A, Class B and Class C shares, (ii) the capitalization of Utilities Fund Class A, Class B and Class C Shares, and
(iii) the pro forma capitalization of Utilities Fund Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                     INFRASTRUCTURE FUND AND UTILITIES FUND

                                                                                   PRO FORMA
                                                                                 UTILITIES FUND
                                          INFRASTRUCTURE FUND   UTILITIES FUND   CLASS A SHARES
                                            CLASS A SHARES      CLASS A SHARES    AS ADJUSTED
                                          -------------------   --------------   --------------
Net Assets..............................      $11,828,856        $171,431,993     $183,260,849
Shares Outstanding......................        1,452,362          10,960,466       11,716,363
Net Asset Value Per Share...............      $      8.14        $      15.64     $      15.64

                                                                                    PRO FORMA
                                                                                  UTILITIES FUND
                                           INFRASTRUCTURE FUND   UTILITIES FUND   CLASS B SHARES
                                             CLASS B SHARES      CLASS B SHARES    AS ADJUSTED
                                           -------------------   --------------   --------------
Net Assets...............................      $10,448,652        $94,614,911      $105,063,563
Shares Outstanding.......................        1,341,714          6,065,482         6,735,479
Net Asset Value Per Share................      $      7.79        $     15.60      $      15.60

                                                                                    PRO FORMA
                                                                                  UTILITIES FUND
                                           INFRASTRUCTURE FUND   UTILITIES FUND   CLASS C SHARES
                                             CLASS C SHARES      CLASS C SHARES    AS ADJUSTED
                                           -------------------   --------------   --------------
Net Assets...............................       $258,918          $11,678,660      $11,937,578
Shares Outstanding.......................         33,319              748,962          765,568
Net Asset Value Per Share................       $   7.77          $     15.59      $     15.59

                                 LEGAL MATTERS

     Certain legal matters concerning AFG and its participation in the Reorganization, the issuance of shares of Utilities Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AIF and AFG have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to Infrastructure Fund is Registration No. 811-06463. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AFG's registration statement containing the Prospectus and Statement of Additional Information relating to Utilities Fund is Registration No. 811-01540. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AFG and AIF are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AIF and AFG (including the Registration Statement of AFG relating to Utilities Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AFG, AIF, and other registrants that file electronically with the SEC.

                                                                      APPENDIX I


                                  AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                         AIM GLOBAL INFRASTRUCTURE FUND
                            A SEPARATE PORTFOLIO OF
                              AIM INVESTMENT FUNDS

                                  MAY 15, 2002

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
ARTICLE 1 DEFINITIONS......................................................
SECTION 1.1    Definitions.................................................   I-1

ARTICLE 2 TRANSFER OF ASSETS...............................................
SECTION 2.1    Reorganization of Infrastructure Fund.......................   I-3
SECTION 2.2    Computation of Net Asset Value..............................   I-4
SECTION 2.3    Valuation Date..............................................   I-4
SECTION 2.4    Delivery....................................................   I-4
SECTION 2.5    Termination of Series.......................................   I-5
SECTION 2.6    Issuance of Utilities Fund Shares...........................   I-5
SECTION 2.7    Investment Securities.......................................   I-5
SECTION 2.8    Liabilities.................................................   I-5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AIF............................
SECTION 3.1    Organization; Authority.....................................   I-5
SECTION 3.2    Registration and Regulation of AIF..........................   I-5
SECTION 3.3    Financial Statements........................................   I-6
SECTION 3.4    No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5    Infrastructure Fund Shares; Liabilities; Business
               Operations..................................................   I-6
SECTION 3.6    Accountants.................................................   I-7
SECTION 3.7    Binding Obligation..........................................   I-7
SECTION 3.8    No Breaches or Defaults.....................................   I-7
SECTION 3.9    Authorizations or Consents..................................   I-7
SECTION 3.10   Permits.....................................................   I-7
SECTION 3.11   No Actions, Suits or Proceedings............................   I-8
SECTION 3.12   Contracts...................................................   I-8
SECTION 3.13   Properties and Assets.......................................   I-8
SECTION 3.14   Taxes.......................................................   I-8
SECTION 3.15   Benefit and Employment Obligations..........................   I-9
SECTION 3.16   Brokers.....................................................   I-9
SECTION 3.17   Voting Requirements.........................................   I-9
SECTION 3.18   State Takeover Statutes.....................................   I-9
SECTION 3.19   Books and Records...........................................   I-9
SECTION 3.20   Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21   No Distribution.............................................   I-9
SECTION 3.22   Liabilities of Infrastructure Fund..........................   I-9
SECTION 3.23   Value of Shares.............................................   I-9
SECTION 3.24   Shareholder Expenses........................................  I-10
SECTION 3.25   Intercompany Indebtedness...................................  I-10

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AFG
SECTION 4.1    Organization; Authority.....................................  I-10
SECTION 4.2    Registration and Regulation of AFG..........................  I-10
SECTION 4.3    Financial Statements........................................  I-10
SECTION 4.4    No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5    Registration of Utilities Fund Class A Shares, Utilities
               Fund Class B Shares and Utilities Fund Class C Shares.......  I-10

                                                                             PAGE
                                                                             ----
SECTION 4.6    Accountants.................................................  I-11
SECTION 4.7    Binding Obligation..........................................  I-11
SECTION 4.8    No Breaches or Defaults.....................................  I-11
SECTION 4.9    Authorizations or Consents..................................  I-12
SECTION 4.10   Permits.....................................................  I-12
SECTION 4.11   No Actions, Suits or Proceedings............................  I-12
SECTION 4.12   Taxes.......................................................  I-12
SECTION 4.13   Brokers.....................................................  I-13
SECTION 4.14   Representations Concerning the Reorganization...............  I-13
SECTION 4.15   Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16   Value of Shares.............................................  I-13
SECTION 4.17   Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5 COVENANTS........................................................
SECTION 5.1    Conduct of Business.........................................  I-14
SECTION 5.2    Announcements...............................................  I-14
SECTION 5.3    Expenses....................................................  I-14
SECTION 5.4    Further Assurances..........................................  I-14
SECTION 5.5    Notice of Events............................................  I-14
SECTION 5.6    Access to Information.......................................  I-14
SECTION 5.7    Consents, Approvals and Filings.............................  I-15
SECTION 5.8    Submission of Agreement to Shareholders.....................  I-15

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.......................
SECTION 6.1    Conditions Precedent of AFG.................................  I-15
SECTION 6.2    Mutual Conditions...........................................  I-15
SECTION 6.3    Conditions Precedent of AIF.................................  I-16

ARTICLE 7 TERMINATION OF AGREEMENT.........................................
SECTION 7.1    Termination.................................................  I-17
SECTION 7.2    Survival After Termination..................................  I-17

ARTICLE 8 MISCELLANEOUS....................................................
SECTION 8.1    Survival of Representations and Warranties..................  I-17
SECTION 8.2    Governing Law...............................................  I-17
SECTION 8.3    Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4    Obligations of AFG and AIF..................................  I-18
SECTION 8.5    Amendments..................................................  I-18
SECTION 8.6    Enforcement.................................................  I-18
SECTION 8.7    Interpretation..............................................  I-18
SECTION 8.8    Counterparts................................................  I-18
SECTION 8.9    Entire Agreement; Schedules.................................  I-18
SECTION 8.10   Notices.....................................................  I-18
SECTION 8.11   Representations by AIM Advisors.............................  I-19

Schedule 6.1(d)  Opinion of Counsel to AIF
Schedule 6.2(f)  Tax Opinions
Schedule 6.3(d)  Opinion of Counsel to AFG

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of May 15, 2002 (this "Agreement"), by and among AIM Investment Funds, a Delaware business trust ("AIF"), acting on behalf of AIM Global Infrastructure Fund ("Infrastructure Fund"), a separate series of AIF, AIM Funds Group, a Delaware business trust ("AFG"), acting on behalf of AIM Global Utilities Fund ("Utilities Fund"), a separate series of AFG, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIF is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Infrastructure Fund, for sale to the public; and

     WHEREAS, AFG is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in its investment portfolios, including Utilities Fund, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AIF and AFG; and

     WHEREAS, Infrastructure Fund desires to provide for its reorganization through the transfer of all of its assets to Utilities Fund in exchange for the assumption by Utilities Fund of all of the liabilities of Infrastructure Fund and the issuance by AFG of shares of Utilities Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AIF, AFG and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 Definitions For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "AFG" means AIM Funds Group, a Delaware business trust.

     "AFG Registration Statement" means the registration statement on Form N-1A of AFG, as amended, 1940 Act Registration No. 811-1540.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AIF" means AIM Investment Funds, a Delaware business trust.

     "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, 1940 Act Registration No. 811-05426.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA (as defined below)) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIF on behalf of Infrastructure Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AIF.

     "Closing" means the transfer of the assets of Infrastructure Fund to Utilities Fund, the assumption of all of Infrastructure Fund's liabilities by Utilities Fund and the issuance of Utilities Fund Shares directly to Infrastructure Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means September 23, 2002 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Utilities Fund and Infrastructure Fund.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Infrastructure Fund" means AIM Global Infrastructure Fund, a separate series of AIF.

     "Infrastructure Fund Class A Shares" means Class A shares of beneficial interest of Infrastructure Fund issued by AIF.

     "Infrastructure Fund Class B Shares" means Class B shares of beneficial interest of Infrastructure Fund issued by AIF.

     "Infrastructure Fund Class C Shares" means Class C shares of beneficial interest of Infrastructure Fund issued by AIF.

     "Infrastructure Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

     "Infrastructure Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Infrastructure Fund.

     "Infrastructure Fund Shareholders Meeting" means a meeting of the shareholders of Infrastructure Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Agreement and the Reorganization of Infrastructure Fund contemplated by this Agreement.

     "Infrastructure Fund Shares" means the issued and outstanding shares of beneficial interest in Infrastructure Fund.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Infrastructure Fund by Utilities Fund in consideration of the assumption by Utilities Fund of all of the liabilities of Infrastructure Fund and the issuance by AFG of Utilities Fund Shares directly to Infrastructure Fund Shareholders as described in this Agreement, and the termination of Infrastructure Fund's status as a designated series of shares of AIF.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Utilities Fund" means AIM Utilities Fund, a separate series of AFG.

     "Utilities Fund Class A Shares" means Class A Shares of beneficial interest of Utilities Fund issued by AFG.

     "Utilities Fund Class B Shares" means Class B Shares of beneficial interest of Utilities Fund issued by AFG.

     "Utilities Fund Class C Shares" means Class C Shares of beneficial interest of Utilities Fund issued by AFG.

     "Utilities Fund Financial Statements" shall have the meaning set forth in
Section 4.3 of this Agreement.

     "Utilities Fund Shares" means shares of beneficial interest of Utilities Fund issued pursuant to Section 2.6 of this Agreement.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1 Reorganization of Infrastructure Fund At the Effective Time, all of the assets of Infrastructure Fund shall be delivered to the Custodian for the account of Utilities Fund in exchange for the assumption by Utilities Fund of all of the liabilities of any kind of Infrastructure Fund and delivery by AFG directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Infrastructure Fund of a number of Utilities Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of Infrastructure Fund of a number of Utilities Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of Infrastructure Fund of a number of Utilities Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Infrastructure Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, AIM Utilities Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2  Computation of Net Asset Value

     (a) The net asset value of Utilities Fund Shares, and the net value of the assets of Infrastructure Fund, shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

     (b) The net asset value of Utilities Fund Shares shall be computed in accordance with the policies and procedures of Utilities Fund as described in the AFG Registration Statement.

     (c) The net value of the assets of Infrastructure Fund to be transferred to Utilities Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Infrastructure Fund as described in the AIF Registration Statement.

     (d) All computations of value regarding the net assets of Infrastructure Fund and the net asset value of Utilities Fund Shares to be issued pursuant to this Agreement shall be made by agreement of AIF and AFG. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3 Valuation Date The assets of Infrastructure Fund and the net asset value per share of Utilities Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Infrastructure Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Infrastructure Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Infrastructure Fund. Redemption requests thereafter received by Infrastructure Fund shall be deemed to be redemption requests for Utilities Fund Class A Shares, Utilities Fund Class B Shares or Utilities Fund Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Infrastructure Fund Shareholders under this Agreement.

     SECTION 2.4  Delivery

     (a) Assets held by Infrastructure Fund shall be delivered by AIF to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AIF shall instruct the Custodian to transfer such assets to the account of Utilities Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Infrastructure Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Utilities Fund at the Custodian.

     (b) If, on the Closing Date, Infrastructure Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Infrastructure Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Infrastructure Fund or its broker, then AFG shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Infrastructure Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AFG or the Custodian, including brokers' confirmation slips.

     SECTION 2.5 Termination of Series As soon as reasonably practicable after the Closing Date, the status of Infrastructure Fund as a designated series of shares of AIF shall be terminated; provided, however, that the termination of the status of Infrastructure Fund as a series of shares of AIF shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6 Issuance of Utilities Fund Shares At the Effective Time, Infrastructure Fund Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Infrastructure Fund Class A shares shall be issued that number of full and fractional Class A shares of Utilities Fund having a net asset value equal to the net asset value of Infrastructure Fund Class A shares held by Infrastructure Fund Shareholders on the Valuation Date, Infrastructure Fund Shareholders of record as of the Valuation Date holding Infrastructure Fund Class B shares shall be issued that number of full and fractional Class B shares of Utilities Fund having a net asset value equal to the net asset value of Infrastructure Fund Class B Shares held by Infrastructure Fund Shareholders on the Valuation Date, and Infrastructure Fund Shareholders of record as of the Valuation Date holding Infrastructure Fund Class C shares shall be issued that number of full and fractional Class C shares of Utilities Fund having a net asset value equal to the net asset value of Infrastructure Fund Class C shares held by Infrastructure Fund Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Infrastructure Fund shall thereupon be canceled on the books of AIF. AIF shall provide instructions to the transfer agent of AFG with respect to Utilities Fund Class A Shares, Utilities Fund Class B Shares and Utilities Fund Class C Shares to be issued to Infrastructure Fund Shareholders. AFG shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AFG shall record on its books the ownership of Utilities Fund Class A Shares, Utilities Fund Class B Shares and Utilities Fund Class C Shares by Infrastructure Fund Shareholders and shall forward a confirmation of such ownership to Infrastructure Fund Shareholders. No redemption or repurchase of such shares credited to former Infrastructure Fund Shareholders in respect of Infrastructure Fund shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AFG for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AFG.

     SECTION 2.7 Investment Securities On or prior to the Valuation Date, AIF shall deliver a list setting forth the securities Infrastructure Fund then owned together with the respective Federal income tax bases thereof. AIF shall provide to AFG on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Utilities Fund hereunder. Such records shall be made available by AIF prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AFG upon reasonable request.

     SECTION 2.8 Liabilities Infrastructure Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF AIF

     AIF, on behalf of Infrastructure Fund, represents and warrants to AFG as follows:

     SECTION 3.1 Organization; Authority AIF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2 Registration and Regulation of AIF AIF is duly registered with the SEC as an investment company under the Investment Company Act and all Infrastructure Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification. Infrastructure Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Infrastructure Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AIF Registration Statement currently in effect. The value of the net assets of Infrastructure Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Infrastructure Fund and all purchases and redemptions of Infrastructure Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3 Financial Statements The books of account and related records of Infrastructure Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 2001 of Infrastructure Fund previously delivered to AFG (the "Infrastructure Fund Financial Statements") present fairly in all material respects the financial position of Infrastructure Fund as of the date indicated and the results of operations and changes in net assets for the period then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period then ended.

     SECTION 3.4 No Material Adverse Changes; Contingent Liabilities Since October 31, 2001, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Infrastructure Fund or the status of Infrastructure Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Infrastructure Fund or occurring in the ordinary course of business of Infrastructure Fund or AIF. There are no contingent liabilities of Infrastructure Fund not disclosed in the Infrastructure Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5  Infrastructure Fund Shares; Liabilities; Business Operations

     (a) Infrastructure Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) Since its inception, neither Infrastructure Fund nor any person related to Infrastructure Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Infrastructure Fund for consideration other than shares of Infrastructure Fund, except for shares redeemed in the ordinary course of Infrastructure Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Infrastructure Fund's Shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Infrastructure Fund on the Effective Date.

     (c) At the time of its Reorganization, Infrastructure Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Infrastructure Fund Shares, except for the right of investors to acquire Infrastructure Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Infrastructure Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Infrastructure Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent

(50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Utilities Fund.

     (e) AIF does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6 Accountants PricewaterhouseCoopers LLP, which has reported upon the Infrastructure Fund Financial Statements for the fiscal year ended October 31, 2001, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 3.7 Binding Obligation This Agreement has been duly authorized, executed and delivered by AIF on behalf of Infrastructure Fund and, assuming this Agreement has been duly executed and delivered by AFG and approved by Infrastructure Fund Shareholders, constitutes the legal, valid and binding obligation of AIF enforceable against AIF in accordance with its terms from and with respect to the revenues and assets of Infrastructure Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8 No Breaches or Defaults The execution and delivery of this Agreement by AIF on behalf of Infrastructure Fund and performance by AIF of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIF, other than Infrastructure Fund Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Infrastructure Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (a) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF is a party or by which it may be bound and which relates to the assets of Infrastructure Fund or to which any property of Infrastructure Fund may be subject; (b) any Permit (as defined below); or (c) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any property of Infrastructure Fund. AIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9 Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF in connection with the due execution and delivery by AIF of this Agreement and the consummation by AIF of the transactions contemplated hereby.

     SECTION 3.10 Permits AIF has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Infrastructure Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11  No Actions, Suits or Proceedings

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally, against AIF affecting any property, asset, interest or right of Infrastructure Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Infrastructure Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIF's conduct of the business of Infrastructure Fund affecting in any significant respect the conduct of such business. AIF is not, and has not been to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Infrastructure Fund.

     SECTION 3.12 Contracts AIF is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Infrastructure Fund, by which the assets, business, or operations of Infrastructure Fund may be bound or affected, or under which it or the assets, business or operations of Infrastructure Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIF there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13 Properties and Assets Infrastructure Fund has good and marketable title to all properties and assets reflected in the Infrastructure Fund Financial Statements as owned by it, free and clear of all Liens, except as described in Infrastructure Fund Financial Statements.

     SECTION 3.14  Taxes

     (a) Infrastructure Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Infrastructure Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Infrastructure Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Infrastructure Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Infrastructure Fund arising by reason of undistributed investment company taxable income or net capital gain, AIF will declare on or prior to the Valuation Date to the shareholders of Infrastructure Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (a) all of Infrastructure Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the short taxable year beginning on November 1, 2001 and ending on the Closing Date and (b) all of Infrastructure Fund's net capital gain recognized in such short taxable year (after reduction for any capital loss carryover).

     (b) Infrastructure Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Infrastructure Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Infrastructure Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Infrastructure Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of AIF, the fiscal year of Infrastructure Fund has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15 Benefit and Employment Obligations On or prior to the Closing Date, Infrastructure Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that Infrastructure Fund is liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

     SECTION 3.16 Brokers No broker, finder or similar intermediary has acted for or on behalf of AIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF or any action taken by it.

     SECTION 3.17 Voting Requirements The vote of a majority of the shares cast at a meeting of Infrastructure Fund shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Infrastructure Fund necessary to approve this Agreement and the Reorganization of Infrastructure Fund contemplated by this Agreement.

     SECTION 3.18 State Takeover Statutes No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19 Books and Records The books and records of AIF relating to Infrastructure Fund, reflecting, among other things, the purchase and sale of Infrastructure Fund Shares, the number of issued and outstanding shares owned by Infrastructure Fund Shareholders and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20 Prospectus and Statement of Additional Information The current prospectus and statement of additional information for Infrastructure Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21 No Distribution Utilities Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22 Liabilities of Infrastructure Fund The liabilities of Infrastructure Fund that are to be assumed by Utilities Fund in connection with the Reorganization, or to which the assets of Infrastructure Fund to be transferred in the Reorganization are subject, were incurred by Infrastructure Fund in the ordinary course of its business. The fair market value of the assets of Infrastructure Fund to be transferred to Utilities Fund in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Utilities Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23 Value of Shares The fair market value of Utilities Fund Class A Shares received by Infrastructure Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Infrastructure Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Utilities Fund Class B Shares received by Infrastructure Fund Shareholders in the

Reorganization will be approximately equal to the fair market value of Infrastructure Fund Class B shares constructively surrendered in exchange therefor, and the fair market value of Utilities Fund Class C Shares received by Infrastructure Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Infrastructure Fund Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24 Shareholder Expenses Infrastructure Fund Shareholders will pay their own expenses incurred in connection with the Reorganization.

     SECTION 3.25 Intercompany Indebtedness There is no intercompany indebtedness between AIF and AFG that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AFG

     AFG, on behalf of Utilities Fund, represents and warrants to AIF as follows:

     SECTION 4.1 Organization; Authority AFG is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2 Registration and Regulation of AFG AFG is duly registered with the SEC as an investment company under the Investment Company Act. Utilities Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Utilities Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AFG Registration Statement. The value of the net assets of Utilities Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Utilities Fund and all purchases and redemptions of Utilities Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3 Financial Statements The books of account and related records of Utilities Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 2001 of Utilities Fund previously delivered to AIF (the "Utilities Fund Financial Statements") present fairly in all material respects the financial position of Utilities Fund as of the date indicated and the results of operations and changes in net assets for the period then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period then ended.

     SECTION 4.4 No Material Adverse Changes; Contingent Liabilities Since December 31, 2001, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Utilities Fund or the status of Utilities Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Utilities Fund or occurring in the ordinary course of business of Utilities Fund or AFG. There are no contingent liabilities of Utilities Fund not disclosed in the Utilities Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5 Registration of Utilities Fund Class A Shares, Utilities Fund Class B Shares and Utilities Fund Class C Shares

     (a) The shares of beneficial interest of AFG are divided into twelve portfolios, including Utilities Fund. Utilities Fund currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Agreement and Declaration of Trust, as amended, AFG is authorized to issue an unlimited number of Class A, Class B and Class C shares.

     (b) Utilities Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AFG then in effect.

     (c) Utilities Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Utilities Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Utilities Fund Class A Shares, Utilities Fund Class B Shares or Utilities Fund Class C Shares, except for the right of investors to acquire Utilities Fund Class A Shares, Utilities Fund Class B Shares or Utilities Fund Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AFG's Registration Statement on Form N-14 shall be furnished to Infrastructure Fund Shareholders entitled to vote at the Infrastructure Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Utilities Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIF for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of Utilities Fund which have been or are being offered for sale (other than the Utilities Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AFG Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AFG to revoke or rescind any such registration or qualification.

     SECTION 4.6 Accountants PricewaterhouseCoopers LLP, which has reported upon the Utilities Fund Financial Statements for the fiscal year ended December 31, 2001, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 4.7 Binding Obligation This Agreement has been duly authorized, executed and delivered by AFG on behalf of Utilities Fund and, assuming this Agreement has been duly executed and delivered by AIF, constitutes the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms from and with respect to the revenues and assets of Utilities Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8 No Breaches or Defaults The execution and delivery of this Agreement by AFG on behalf of Utilities Fund and performance by AFG of its obligations hereunder have been duly authorized by all necessary trust action on the part of AFG and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AFG and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Utilities Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (a) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AFG is a party or by which it may be bound and which relates to the assets of Utilities Fund or to which any properties of Utilities Fund may be subject;

(b) any Permit; or (c) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AFG or any property of Utilities Fund. AFG is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9 Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AFG in connection with the due execution and delivery by AFG of this Agreement and the consummation by AFG of the transactions contemplated hereby.

     SECTION 4.10 Permits AFG has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Utilities Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AFG there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11  No Actions, Suits or Proceedings

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AFG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AFG before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AFG, threatened in writing or, if probable of assertion, orally, against AFG, affecting any property, asset, interest or right of Utilities Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Utilities Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AFG's conduct of the business of Utilities Fund affecting in any significant respect the conduct of such business. AFG is not, and has not been, to the knowledge of AFG, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Utilities Fund.

     SECTION 4.12  Taxes

     (a) Utilities Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Utilities Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Utilities Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Utilities Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Utilities Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Utilities Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Utilities Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) The fiscal year of Utilities Fund has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 4.13 Brokers No broker, finder or similar intermediary has acted for or on behalf of AFG in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AFG or any action taken by it.

     SECTION 4.14  Representations Concerning the Reorganization

     (a) AFG has no plan or intention to reacquire any Utilities Fund Shares issued in the Reorganization, except to the extent that Utilities Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Utilities Fund has no plan or intention to sell or otherwise dispose of any of the assets of Infrastructure Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, Utilities Fund will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Infrastructure Fund or use a significant portion of Infrastructure Fund's historic business assets in a business.

     (d) Prior to or in the Reorganization, neither Utilities Fund nor any person related to Utilities Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Infrastructure Fund with consideration other than shares of Utilities Fund. There is no plan or intention by Utilities Fund or any person related to Utilities Fund to acquire or redeem any of the Utilities Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Utilities Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15 Prospectus and Statement of Additional Information The current prospectus and statement of additional information for Utilities Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16 Value of Shares The fair market value of Utilities Fund Class A Shares received by Infrastructure Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Infrastructure Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Utilities Fund Class B Shares received by Infrastructure Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Infrastructure Fund Class B shares constructively surrendered therefor, and the fair market value of Utilities Fund Class C Shares received by Infrastructure Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Infrastructure Fund Class C shares constructively surrendered therefor.

     SECTION 4.17 Intercompany Indebtedness; Consideration There is no intercompany indebtedness between AIF and AFG that was issued or acquired, or will be settled, at a discount. No consideration other than Utilities Fund Shares (and Utilities Fund's assumption of Infrastructure Fund's liabilities, including for this purpose all liabilities to which the assets of Infrastructure Fund are subject) will be issued in exchange for the assets of Infrastructure Fund acquired by Utilities Fund in connection with the Reorganization. The fair market value of the assets of Infrastructure Fund transferred to Utilities Fund in the Reorganization will equal or exceed the sum of the liabilities assumed by Utilities Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1  Conduct of Business

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIF shall conduct the business of Infrastructure Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Infrastructure Fund in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AFG shall conduct the business of Utilities Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Utilities Fund in the ordinary course in all material respects.

     SECTION 5.2 Announcements AIF and AFG shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AIF nor AFG shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3 Expenses Infrastructure Fund and Utilities Fund shall each, respectively, bear the expenses they incur in connection with this Agreement and Reorganization and other transactions contemplated hereby.

     SECTION 5.4 Further Assurances Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5 Notice of Events AFG shall give prompt notice to AIF, and AIF shall give prompt notice to AFG, of (a) the occurrence or non-occurrence of any event which to the knowledge of AFG or to the knowledge of AIF, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified (i) in the case of AIF, Sections 6.1 and 6.2 or (ii) in the case of AFG, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6  Access to Information

     (a) AIF will, during regular business hours and on reasonable prior notice, allow AFG and its authorized representatives reasonable access to the books and records of AIF pertaining to the assets of Infrastructure Fund and to officers of AIF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIF.

     (b) AFG will, during regular business hours and on reasonable prior notice, allow AIF and its authorized representatives reasonable access to the books and records of AFG pertaining to the assets of Utilities Fund and to officers of AFG knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AFG.

     SECTION 5.7 Consents, Approvals and Filings Each of AIF and AFG shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AIF and AFG shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AIF and AFG shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8 Submission of Agreement to Shareholders AIF shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the Infrastructure Fund Shareholders Meeting. AIF shall, through its Board of Trustees, recommend to Infrastructure Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIF shall use its reasonable best efforts to hold a Infrastructure Fund Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1 Conditions Precedent of AFG The obligation of AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AFG.

          (a) The representations and warranties of AIF on behalf of Infrastructure Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AIF shall have complied with and satisfied in all material respects all agreements and conditions relating to Infrastructure Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AFG shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of AIF, and resolutions, consents and authorizations of or regarding AIF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AFG shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIF, or other counsel reasonably acceptable to AFG, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth in Schedule 6.1(d).

          (e) The dividend or dividends described in the last sentence of
     Section 3.14(a) shall have been declared.

     SECTION 6.2 Mutual Conditions The obligations of AIF and AFG to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AIF and AFG, but only if and to the extent that such waiver is mutual.

          (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AIF and AFG shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) This Agreement, the Reorganization of Infrastructure Fund and related matters shall have been approved and adopted at the Infrastructure Fund Shareholders Meeting by the shareholders of Infrastructure Fund on the record date by the Required Shareholder Vote.

          (c) The assets of Infrastructure Fund to be acquired by Utilities Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Infrastructure Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Infrastructure Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Infrastructure Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Infrastructure Fund held immediately prior to the Reorganization.

          (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

          (e) The Registration Statement on Form N-14 filed by AFG with respect to Utilities Fund Shares to be issued to Infrastructure Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (f) AIF and AFG shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AIF, and AFG, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AIF, AFG and others, and the officers of AIF and AFG shall use their best efforts to make available such truthful certificates.

     SECTION 6.3 Conditions Precedent of AIF The obligation of AIF to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

          (a) The representations and warranties of AFG on behalf of Utilities Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AFG shall have complied with and satisfied in all material respects all agreements and conditions relating to Utilities Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AIF shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AFG, in such individual's capacity as an officer of AFG and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AFG certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, of AFG and resolutions, consents and authorizations of or regarding AFG with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AIF shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AFG, or other counsel reasonably acceptable to AIF, in form and substance reasonably acceptable to counsel for AIF, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1  Termination

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIF and AFG; or

          (ii) at the election of AIF or AFG:

             (A) if the Closing Date shall not be on or before December 1, 2002, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at Infrastructure Fund Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2 Survival After Termination If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Infrastructure Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Infrastructure Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1 Survival of Representations and Warranties The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2 Governing Law This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3 Binding Effect, Persons Benefiting, No Assignment This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4  Obligations of AFG and AIF

     (a) AIF and AFG hereby acknowledge and agree that Utilities Fund is a separate investment portfolio of AFG, that AFG is executing this Agreement on behalf of Utilities Fund, and that any amounts payable by AFG under or in connection with this Agreement shall be payable solely from the revenues and assets of Utilities Fund. AIF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AFG in his or her capacity as an officer of AFG intending to bind AFG as provided herein, and that no officer, trustee or shareholder of AFG shall be personally liable for the liabilities or obligations of AFG incurred hereunder.

     (b) AIF and AFG hereby acknowledge and agree that Infrastructure Fund is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of Infrastructure Fund and that any amounts payable by AIF under or in connection with this Agreement shall be payable solely from the revenues and assets of Infrastructure Fund. AFG further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, trustee or shareholder of AIF shall be personally liable for the liabilities of AIF incurred hereunder.

     SECTION 8.5 Amendments This Agreement may not be amended, altered or modified except by a written instrument executed by AIF and AFG.

     SECTION 8.6 Enforcement The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7 Interpretation When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8 Counterparts This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9 Entire Agreement; Schedules This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10 Notices All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AIF:

        AIM Investment Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     (b) If to AFG:

        AIM Funds Group
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     SECTION 8.11 Representations by AIM Advisors In its capacity as investment adviser to AIF, AIM Advisors represents to AFG that to the best of its knowledge the representations and warranties of AIF and Infrastructure Fund contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AFG, AIM Advisors represents to AIF that to the best of its knowledge the representations and warranties of AFG and Utilities Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AIF and AFG do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          AIM INVESTMENT FUNDS,
                                          acting on behalf of AIM Global
                                          Infrastructure Fund

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          AIM FUNDS GROUP,
                                          acting on behalf of AIM Global
                                          Utilities Fund

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                SCHEDULE 6.1(d)

                           OPINION OF COUNSEL TO AIF

     1. AIF is a trust validly existing and in good standing under the Delaware Business Trust Act.

     2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite trust action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of AIF.

     4. Infrastructure Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Infrastructure Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Infrastructure Fund to Utilities Fund in exchange for Utilities Fund Shares distributed directly to Infrastructure Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Infrastructure Fund and Utilities Fund will be "a party to a reorganization" within the meaning of
Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Infrastructure Fund on the transfer of its assets to Utilities Fund solely in exchange for Utilities Fund Class A Shares, Utilities Fund Class B Shares and Utilities Fund Class C Shares or on the distribution of Utilities Fund Class A Shares, Utilities Fund Class B Shares and Utilities Fund Class C Shares to Infrastructure Fund Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Utilities Fund upon the receipt of assets of Infrastructure Fund in exchange for Utilities Fund Class A Shares, Utilities Fund Class B Shares and Utilities Fund Class C Shares issued directly to Infrastructure Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Infrastructure Fund Shareholders on the receipt of Utilities Fund Class A Shares, Utilities Fund Class B Shares and Utilities Fund Class C Shares in exchange for Infrastructure Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Utilities Fund of the assets of Infrastructure Fund will be the same as the basis of such assets in the hands of Infrastructure Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, an Infrastructure Fund Shareholder's basis for Utilities Fund Class A Shares, Utilities Fund Class B Shares or Utilities Fund Class C Shares received by the Infrastructure Fund Shareholder will be the same as his basis for Infrastructure Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, an Infrastructure Fund Shareholder's holding period for Utilities Fund Class A Shares, Utilities Fund Class B Shares or Utilities Fund Class C Shares will be determined by including Infrastructure Fund Shareholder's holding period for Infrastructure Fund Shares exchanged therefor, provided that the Infrastructure Fund Shareholder held Infrastructure Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Infrastructure Fund transferred to Utilities Fund in the Reorganization will include the holding period for such assets in the hands of Infrastructure Fund.

                                SCHEDULE 6.3(d)

                           OPINION OF COUNSEL TO AFG

     1. AFG is a trust validly existing and in good standing under the Delaware Business Trust Act.

     2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AFG have been duly authorized and approved by all requisite trust action on the part of AFG. The Agreement has been duly executed and delivered by AFG and constitutes the valid and binding obligation of AFG.

     4. Utilities Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AFG is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Utilities Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II


                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM GLOBAL UTILITIES FUND

                          Supplement dated June 7, 2002
                      to the Prospectus dated May 1, 2002,
                         and as supplemented May 1, 2002


A new class of shares, Class R shares, recently was added to certain of the AIM Funds that are Category I and II Funds. In conjunction with the addition of the Class R shares, the Boards of Directors/Trustees of the AIM Funds have approved certain changes with respect to the Class A shares of all Category I and II Funds.

The following changes, which become effective November 1, 2002, relate solely to purchases of $1,000,000 or more ("Large Purchase(s)") of Class A shares of Category I and II Funds by qualified retirement plans ("Plans"). No changes will be made with respect to Class A shares of Category I and II Funds purchased by persons or entities other than Plans or with respect to Class A shares of Category III Funds.

Large Purchases of Class A shares currently are subject to a contingent deferred sales charge of 1.00% of net assets for eighteen months, commencing on the date of purchase.

Effective November 1, 2002, provided that the applicable dealer of record is able to establish that a Plan's Large Purchase of Class A shares is a new investment, A I M Distributors, Inc. ("AIM Distributors") will pay a dealer concession or advance a service fee (collectively, "dealer concessions") to the dealer of record in connection with such Large Purchase and such Class A shares will be subject to a contingent deferred sales charge of 1.00% of net assets for twelve months, commencing on the date the Plan first deposits money in the AIM Fund account. A "new investment" means a purchase payment consisting of funds that represent a new investment in the AIM Funds, rather than funds that represent the proceeds of one or more exchanges of shares that involved shares of an AIM Fund or funds that represent the proceeds of one or more retirement plan loan repayments that involved shares of an AIM Fund. If the applicable dealer of record is unable to establish that a Plan's Large Purchase of Class A shares is a new investment, AIM Distributors will not pay a dealer concession in connection with such Large Purchase and such Class A shares will not be subject to a contingent deferred sales charge.

                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM GLOBAL UTILITIES FUND

                          Supplement dated May 1, 2002
                       to the Prospectus dated May 1, 2002



The Securities and Exchange Commission ("SEC") has adopted a rule that generally requires mutual funds that have names suggesting a focus in a particular type of investment, industry or geographic region to invest at least 80% of their assets in such investment, industry or geographic region. In accordance with the requirements of this new SEC rule and the underlying statutory purposes of the new rule, the Board of Trustees of the fund has approved the changes to the fund's investment strategies described in this supplement.

The following information replaces the first sentence of the second paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of domestic and foreign public utility companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, and debt securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts."

The following information is added after the third sentence of the third paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "The fund may invest a significant amount of its assets in the securities of U.S. issuers."

The following information replaces in its entirety the fifth paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

         "In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets."

The changes noted above become effective July 1, 2002.

      AIM GLOBAL UTILITIES FUND
      --------------------------------------------------------------------------

      AIM Global Utilities Fund seeks to achieve a high total return.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      MAY 1, 2002

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                       INVEST WITH DISCIPLINE
      --Registered Trademark--                    --Registered Trademark--

                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              3
------------------------------------------------------

Annual Total Returns                                 3

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------

The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------

Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-7

Pricing of Shares                                  A-9

Taxes                                              A-9

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high total return. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in securities of domestic and foreign public utility companies. The fund may also invest in non-utility securities, but generally will invest in securities of companies that derive revenues from utility-related activities such as providing services, equipment or fuel sources to utilities. Such companies may include those that provide maintenance services to electric, telephone or natural gas utilities; companies that provide energy sources such as coal or uranium; fuel services and equipment companies; companies that provide pollution control for water utilities; and companies that build pipelines or turbines which help produce electricity.

    The fund may invest up to 80% of its total assets in foreign securities, including securities of issuers located in developing countries. Developing countries are those that are in the initial stages of their industrial cycles. The fund will normally invest in the securities of companies located in at least four different countries, including the United States. The fund may invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in non-convertible bonds. The fund may invest up to 10% of its total assets in lower-quality debt securities, i.e., "junk bonds." Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    The portfolio managers focus on securities that have favorable prospects for high total return. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily invest up to 100% of its total assets in securities of U.S. issuers. During these periods the fund may also hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The value of the fund's shares is particularly vulnerable to factors affecting the utility company industry, such as substantial economic, operational, competitive, or regulatory changes. Such changes may, among other things, increase compliance costs or the costs of doing business. In addition, increases in fuel, energy and other prices have historically limited the growth potential of utility companies. Because the fund focuses its investments in the public utility industry, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.

    Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

    The prices of foreign securities may be further affected by other factors including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are valued.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in other countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND (CONTINUED)
--------------------------------------------------------------------------------


    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1992...................................................................    7.92%
1993...................................................................   12.32%
1994...................................................................  -11.57%
1995...................................................................   28.07%
1996...................................................................   13.88%
1997...................................................................   23.71%
1998...................................................................   16.01%
1999...................................................................   34.15%
2000...................................................................   -2.54%
2001...................................................................  -28.33%


    The Class A shares' year-to-date total return as of March 31, 2002 was 0.87%.

    During the periods shown in the bar chart, the highest quarterly return was 26.35% (quarter ended December 31, 1999) and the lowest quarterly return was -15.97% (quarter ended September 30, 2001).

PERFORMANCE TABLE(1)

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
(for the periods ended                                                   SINCE          INCEPTION
December 31, 2001)                        1 YEAR   5 YEARS   10 YEARS   INCEPTION(2)       DATE
---------------------------------------------------------------------
Class A                                                                                   01/19/88
  Return Before Taxes                     (32.28)%   4.91%     7.11%          --
  Return After Taxes on Distributions     (32.90)    2.96      5.00           --
  Return After Taxes on Distributions
    and Sale of Fund Shares               (19.51)    3.54      5.03           --
Class B                                                                                   09/01/93
  Return Before Taxes                     (32.39)    4.98        --         5.37%
Class C                                                                                   08/04/97
  Return Before Taxes                     (29.58)      --        --         3.36
-----------------------------------------------------------------------------------------------------
S&P 500(3) (reflects no deduction for
  fees, expenses, or taxes)               (11.88)   10.70     12.93           --                --
Lipper Utility Fund Index(4) (reflects
  no deduction for fees, expenses, or
  taxes)                                  (21.35)    7.80      8.52           --                --
-----------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.
(1)A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(3) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(4) The Lipper Utility Fund Index measures the performance of the 30 largest utilities funds chartered by Lipper Inc., an independent mutual funds performance monitor.

                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 5.50%      None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)         None(1)    5.00%      1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.56%      0.56%      0.56%

Distribution and/or Service (12b-1) Fees            0.25       1.00       1.00

Other Expenses(3)                                   0.32       0.32       0.32

Total Annual Fund Operating Expenses                1.13       1.88       1.88
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2)There is no guarantee that actual expenses will be the same as those shown in the table.
(3)Other Expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $659     $889     $1,138     $1,849
Class B                                      691      891      1,216      2,005
Class C                                      291      591      1,016      2,201
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A..................................   $659     $889     $1,138     $1,849
Class B..................................    191      591      1,016      2,005
Class C..................................    191      591      1,016      2,201
--------------------------------------------------------------------------------

                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 150 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2001, the advisor received compensation of 0.56% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1992.

- Claude C. Cody IV, Senior Portfolio Manager, who has been responsible for the fund since 1992 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a global fixed-income portfolio manager for Nicholas Applegate Capital Management. From 1994 to 1997 he was an international fixed-income trader and analyst for Strong Capital Management.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1989.

- Meggan M. Walsh, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Utilities Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

\                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2001 and 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years or periods was audited by other public accountants.

    A significant portion of the fund's returns was attributable to its investments in IPOs during certain fiscal years prior to 2001, including the fiscal year ended 2000, which had a magnified impact on the fund due to its relatively small asset base during that period. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.


                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                         2001(a)         2000(a)         1999(a)           1998            1997
                                                         --------        --------        --------        --------        --------
Net asset value, beginning of period                     $  22.45        $  26.08        $  21.01        $  19.26        $  16.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.29(b)         0.33            0.38            0.48            0.47
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (6.63)          (1.00)           6.60            2.53            3.26
=================================================================================================================================
    Total from investment operations                        (6.34)          (0.67)           6.98            3.01            3.73
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.29)          (0.28)          (0.35)          (0.46)          (0.47)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     (0.18)          (2.68)          (1.56)          (0.80)          (0.01)
=================================================================================================================================
    Total distributions                                     (0.47)          (2.96)          (1.91)          (1.26)          (0.48)
=================================================================================================================================
Net asset value, end of period                           $  15.64        $  22.45        $  26.08        $  21.01        $  19.26
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (28.33)%         (2.54)%         34.15%          16.01%          23.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $171,432        $267,200        $238,432        $196,665        $179,456
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.12%(d)        1.03%           1.10%           1.06%           1.13%
=================================================================================================================================
Ratio of net investment income to average net assets         1.53%(b)(d)     1.23%           1.69%           2.39%           2.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        19%             52%             37%             38%             26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.57%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges.
(d) Ratios are based on average daily net assets of $217,585,019.

                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS B
                                                                ------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------
                                                                2001(a)    2000(a)     1999(a)       1998       1997
                                                                -------    --------    --------    --------    -------
Net asset value, beginning of period                            $22.38     $  26.03    $  20.98    $  19.24    $ 16.01
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.15(b)      0.13        0.21        0.33       0.34
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (6.60)       (1.01)       6.59        2.53       3.25
======================================================================================================================
    Total from investment operations                             (6.45)       (0.88)       6.80        2.86       3.59
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.15)       (0.09)      (0.19)      (0.32)     (0.35)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.18)       (2.68)      (1.56)      (0.80)     (0.01)
======================================================================================================================
    Total distributions                                          (0.33)       (2.77)      (1.75)      (1.12)     (0.36)
======================================================================================================================
Net asset value, end of period                                  $15.60     $  22.38    $  26.03    $  20.98    $ 19.24
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                 (28.87)%      (3.28)%     33.16%      15.14%     22.74%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $94,615    $160,820    $142,632    $111,866    $94,227
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.88%(d)     1.80%       1.84%       1.81%      1.91%
======================================================================================================================
Ratio of net investment income to average net assets              0.78%(b)(d)     0.46%     0.95%      1.64%      2.01%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             19%          52%         37%         38%        26%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges.
(d) Ratios are based on average daily net assets of $130,913,088.


                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                         AUGUST 4, 1997
                                                                                                         (DATE SALES
                                                                                                         COMMENCED)
                                                                      YEAR ENDED DECEMBER 31,                TO
                                                              ---------------------------------------    DECEMBER 31,
                                                              2001(a)    2000(a)    1999(a)     1998        1997
                                                              -------    -------    -------    ------    --------------
Net asset value, beginning of period                          $22.37     $26.02     $20.97     $19.24        $17.67
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.15(b)    0.13       0.21       0.33          0.13
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (6.60)     (1.01)      6.59       2.52          1.58
=======================================================================================================================
    Total from investment operations                           (6.45)     (0.88)      6.80       2.85          1.71
=======================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.15)     (0.09)     (0.19)     (0.32)        (0.13)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.18)     (2.68)     (1.56)     (0.80)        (0.01)
=======================================================================================================================
    Total distributions                                        (0.33)     (2.77)     (1.75)     (1.12)        (0.14)
=======================================================================================================================
Net asset value, end of period                                $15.59     $22.37     $26.02     $20.97        $19.24
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                               (28.88)%    (3.28)%    33.18%     15.09%         9.74%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,679    $17,727    $6,702     $2,994        $1,183
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                         1.88%(d)   1.80%      1.84%      1.81%         1.90%(e)
=======================================================================================================================
Ratio of net investment income to average net assets            0.78%(b)(d)   0.46%   0.95%      1.64%         2.02%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                           19%        52%        37%        38%           26%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Calculated using average shares outstanding.
(b)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $15,035,993.
(e) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain                   charge on redemptions within six     charge on redemptions within
  purchases(1,2)                       years                                one year(2)

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares at      - Does not convert to Class A
                                       the end of the month which is        shares
                                       eight years after the date on
                                       which shares were purchased
                                       along with a pro rata portion
                                       of its reinvested dividends and
                                       distributions(3)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) A contingent deferred sales charge may apply in some cases.
      (2) AIM Small Cap Opportunities Fund will not accept any single purchase order in excess of $250,000.
      (3) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                          Investor's
                                         Sales Charge
                                 ----------------------------
AMOUNT OF INVESTMENT               As a % of       As a % of
IN SINGLE TRANSACTION(1)         offering price   investment
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase order in excess of $250,000.

                                      A-1                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

SHARES SOLD WITHOUT AN INITIAL SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a contingent deferred sales charge (CDSC) of 1%.

  You can also make a Large Purchase of Class A shares of Category III Funds at net asset value. If your purchase occurs on or after November 15, 2001, the shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1.0% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                        5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

MCF--1/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                        50                                                  25

IRA, Education IRA or Roth IRA                   250                                                  50

All other accounts                               500                                                  50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Small Cap Opportunities Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order.

PURCHASE OPTIONS
----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

                                      A-3                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

MCF--1/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15,
2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund
  Category    - Class A shares of
  III Fund      AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS A SHARES AND AIM CASH

RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund on and after November 15, 2001, or if you make additional purchases of Class A shares or AIM Cash Reserve Shares on and after November 15, 2001 at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III Fund       Category I or II
              - AIM Cash Reserve        Fund shares
                Shares of AIM Money
                Market Fund

- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares

- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III Fund       redeemed within 12
  Category    - Class A shares of       months of initial
  III Fund      AIM Tax-Exempt Cash     purchase of
                Fund                    Category III Fund
              - AIM Cash Reserve        shares
                Shares of AIM Money
                Market Fund

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant
By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

                                      A-5                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

MCF--1/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account.
  You may, within 120 days after you sell Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.
  The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".
  If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may also exchange Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares, and Class C shares for other Class C shares; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class C shares.

                                      A-7                             MCF--1/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

For shares purchased prior to November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

- AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

- on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

- Class A shares of Category I or II Funds purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

- Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund that are subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

- AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

MCF--1/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
-------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                                      A-9                             MCF--1/02

                           -------------------------
                           AIM GLOBAL UTILITIES FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Global Utilities Fund
 SEC 1940 Act file number: 811-1540
------------------------------------

[AIM LOGO APPEARS HERE]    www.aimfunds.com   GLU-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                    APPENDIX III

UTILITIES SUFFER AS SLOWING ECONOMY STIFLES DEMAND

PORTFOLIO COMPOSITION

================================================================================
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
 1. SBC Communications Inc.            5.2%

 2. Pinnacle West Capital Corporation  4.1

 3. Allegheny Energy, Inc.             3.7

 4. NiSource Inc.                      3.6

 5. FPL Group, Inc.                    3.6

 6. Niagara Mohawk Holdings Inc.       3.3

 7. Energy East Corp.                  3.3

 8. BellSouth Corp.                    2.9

 9. Duke Energy Corp.                  2.7

10. DTE Energy Co.                     2.6
================================================================================

HOW DID THE FUND PERFORM DURING THE GLOBAL ECONOMIC DOWNTURN?
Slower growth worldwide created a serious decline in the demand for utility companies' products and services, depressing earnings and undermining stock prices.
   For the fiscal year ended December 31, 2001, the fund's per-share returns (excluding sales charges) were -28.33% for Class A shares, -28.90% for Class B shares and -28.88% for Class C shares, closely tracking the -26.27% return of the Dow Jones Utilities Average. In a year when growth investments underperformed value investments, the fund's focus on faster-growing utilities operated to its disadvantage. The fund underperformed the Lipper Utility Fund Index, which returned -21.35%. However, this growth focus may help AIM Global Utilities Fund's performance as the economy recovers.
   The fund's benchmark, the S&P 500, is a less appropriate fit for the fund's portfolio because it includes a much broader range of stocks. It experienced a return of -11.88% during 2001. Nearly all stock indexes ended the year with negative returns.
   While both the market and the fund trended upward somewhat during the fourth quarter of 2001, the fundamentals underlying the poor performance (low electricity prices, low gas prices, mild weather and weak demand) continued.

HOW WAS THE FUND AFFECTED BY MARKET AND ECONOMIC CONDITIONS?
As the global economic slump dragged on into its second year, many companies of all kinds decreased production and laid off staff. With less equipment and fewer workers requiring electricity and other utilities, usage dropped. Unseasonably mild weather this winter further undercut the need for power or gas to run heating systems. This oversupply tended to drive down prices. Declining revenues and profits compressed utilities' stock values.
   Even before the September terrorist attacks, major stock market indexes had been declining for more than a year. After markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, losing more than 14% of its value in just four days. After that week, however, stock values began to recover and continued to rise through the fourth quarter of 2001.

HOW ABOUT PROBLEMATIC FACTORS UNIQUE TO THE UTILITY INDUSTRY?
As many countries experiment with deregulation, utilities around the world are going through significant restructuring, leading to shifts in capital and assets. Deregulated environments give utility companies opportunities for higher revenues and profits, but also expose them to higher risks, including greater sensitivity to general economic conditions.
   A prime example was the acrimonious confrontation in California over who was responsible for the state's rolling blackouts early in 2001. The state deregulated the wholesale power market but retained price caps at the retail level. When a drought cut hydroelectric generating capacity at the same time gas-fired plants faced soaring natural gas prices, the retail cap kept power producers from passing on the increased costs to their customers, creating a crisis.

[COVER PICTURE HERE]

FUND AT A GLANCE

AIM Global Utilities Fund seeks to achieve a high total return by investing in securities of domestic and foreign utility companies.

INVESTMENT STYLE: GROWTH at a Reasonable Price--GARP (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Invests in companies providing power generation and transmission, telecommunications, natural gas and water to consumers

o Seeks to take advantage of the worldwide trend toward deregulation of the utility industry

================================================================================
TOP 10 COUNTRIES              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------
 1. U.S.A.          77.7%      1. Electric Utilities                     42.8%
 2. United Kingdom   4.4       2. Integrated Telecommunication Services  14.6
 3. Spain            3.0       3. Multi-Utilities                        11.4
 4. Italy            1.9       4. Gas Utilities                          10.5
 5. France           1.7       5. Telecommunications Equipment            2.1
 6. Brazil           1.1       6. Wireless Telecommunication Services     1.9
 7. Germany          1.0       7. Industrial Conglomerates                1.9
 8. Canada           0.9       8. Integrated Oil & Gas                    1.4
 9. Japan            0.8       9. Broadcasting & Cable TV                 1.2
10. Finland          0.7      10. Oil & Gas Exploration & Production      1.1

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================

                      PORTFOLIO COMPOSITION BY INVESTMENT

                                   PIE CHART

Oil & Gas 3%
(Exploration & Production and Integrated)

Gas Utilities 11%

Other 13%

Multi-Utilities 11%

Telecommunications 19%
(Services and Equipment)

Electric Utilities 43%


WHAT STEPS DID THE FUND TAKE TO RESPOND TO THESE CIRCUMSTANCES?
Fund assets invested in foreign countries were increased slightly, while about three-quarters of assets remained in the stocks of U.S. companies. Electric power and telecommunications services, which are the largest segments of the total utility sector, continue to make up the largest segments of the portfolio. The fund bought stocks in electric companies that were more regulated, because their revenues are less sensitive to pricing. Strong relative performance increased the value of some of the telecommunications holdings. Multi-utilities and gas utilities remained significant in the portfolio.

WHAT ARE SOME HOLDINGS THAT BENEFITED THE FUND?

o DTE Energy is engaged in the generation, purchase, transmission, distribution and sale of electric energy in southeastern Michigan. Its revenues rose substantially during the nine months ended September 30, 2001.
o Westcoast Energy generates power, distributes natural gas and provides pipeline storage, transportation and services. Its earnings per common share rose dramatically from third quarter 2000 to third quarter 2001, due partly to the sale of two Canadian power generating facilities.
o Southern Co., a holding company for Alabama, Georgia, Gulf, Mississippi and Savannah public utility companies, saw its stock appreciate substantially this year.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
Inflation remained low and energy prices had dropped sharply, but the economy remained in recession, continuing to depress utility usage. Utility companies' earnings typically increase as prices rise for electricity, gas and telecommunications. Whenever economic recovery begins, it is likely that increasing demand will boost prices for utilities' services, improving earnings. Unusually mild weather during the past year has also reduced the use of heating and cooling systems. A return of more typical weather patterns could likewise increase the demand for electricity and gas.
    At year's end, utility stocks were at historically low valuations, providing excellent buying opportunities among the securities of firms with good fundamentals and strength enough to endure until a market turnaround. Many analysts believe that the market has already factored into stock prices the poor corporate earnings expected for the next quarter or so, allowing for a quick rebound when earnings improve. Utilities are necessary services that are tied directly to economic growth, so we consider it reasonable to anticipate that utilities will see their stock values rise as the next economic upturn increases the demand for their services.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

AS OF 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 10 Years              7.11%
  5 Years              4.91
  1 Year             -32.28

CLASS B SHARES
Inception (9/1/93)     5.37%
  5 Years              4.98
  1 Year             -32.39

CLASS C SHARES
Inception (8/4/97)     3.36%
  1 Year             -29.58

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/91-12/31/01

================================================================================
AIM GLOBAL UTILITIES
FUND, CLASS A SHARES   LIPPER   S & P 500 INDEX
12/91    9450          10000        10000
12/92    10199         10886        10761
12/93    11455         12345        11844
12/94    10131         11199        11999
12/95    12974         14235        16502
12/96    14773         15566        20284
12/97    18273         19566        34778
12/98    21196         23166        36232
12/99    28429         26531        39973
12/00    27711         28805        39615
12/01    19869         22654        33723

                                 MOUNTAIN CHART

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares AIM Global Utilities Fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/31/91--12/31/01.
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 Index is unmanaged and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes either.

                                                             ------------------
                                                             |   FIRST CLASS  |
[AIM LOGO     PROXY TABULATOR                                |  U.S. POSTAGE  |
 APPEARS      P.O. BOX 9132                                  |      PAID      |
  HERE]       HINGHAM, MA 02043-9132                         |      PROXY     |
                                                             |    TABULATOR   |
                                                             ------------------










                               EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

----------------------------------------     ----------------------------------------     ----------------------------------------
           VOTE BY TELEPHONE                            VOTE BY INTERNET                                 VOTE BY MAIL
----------------------------------------     ----------------------------------------     ----------------------------------------

                              TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

----------------------------------------     ----------------------------------------     ----------------------------------------
           VOTING BY TELEPHONE                        VOTING BY INTERNET                                VOTING BY MAIL
Have your proxy card available.  Call the    Have your proxy card available.  Log         Please mark, sign and date your proxy
TOLL-FREE NUMBER 1-800-401-8068 using a      on to http://www.aimfunds.com and            card and return it in the POSTAGE-PAID
touch-tone telephone.  You will be           select Proxy Voting to access your           ENVELOPE provided or return it to:
prompted to enter your Control Number as     Fund.  Follow the simple screen              Proxy Tabulator, P.O. Box 9132,
shown below.  Follow the simple prompts      instructions that will be presented          Hingham, MA 02043-9747.
that will be presented to you to record      to you to record your vote.
your vote.
----------------------------------------     ----------------------------------------     ----------------------------------------

                         NOTE: IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                                           -------------------------------------------
                                             USE THE CONTROL NUMBER BELOW TO VOTE
                                            THIS PROXY CARD BY TELEPHONE OR INTERNET.
                                           EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                                            **** CONTROL NUMBER: 999 999 999 999 ****
                                           -------------------------------------------

                               -- Please fold and detach card at perforation before mailing. --


PROXY CARD                                                                                                              PROXY CARD
                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                                                 AIM GLOBAL INFRASTRUCTURE FUND

                                             (A PORTFOLIO OF AIM INVESTMENT FUNDS)

                              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 4, 2002

         The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the
         Special Meeting of Shareholders on September 4, 2002, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY
         IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                            -- PROXY MUST BE SIGNED AND DATED BELOW.

                                                                            Dated                            2002
                                                                                  --------------------------

                                                                            -----------------------------------------------------


                                                                            -----------------------------------------------------
                                                                                        Signature(s) (if held jointly)

                                                                            NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                                            THIS PROXY CARD. All joint owners should sign. When
                                                                            signing as executor, administrator, attorney, trustee
                                                                            or guardian or as custodian for a minor, please give
                                                                            full title as such. If a corporation, please sign in
                                                                            full corporate name and indicate the signer's office.
                                                                            If a partner, sign in the partnership name.

         o Please fold and detach card at perforation before mailing. o

  -- PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. --
                       PLEASE DO NOT USE FINE POINT PENS.
                                                                             [X]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                   FOR     AGAINST     ABSTAIN
1.   To approve an Agreement and Plan of Reorganization that provides for          [ ]       [ ]         [ ]
     the combination of AIM Global Infrastructure Fund, a portfolio of
     AIM  Investment Funds, with AIM Global Utilities Fund, a portfolio of
     AIM Funds Group.

2.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
     PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.